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first financial bancorp

First Financial Bancorp

Investor Presentation

February 2009

FFBC
NASDAQ
GLOBAL SELECT

first financial bancorp

Forward-Looking Statement Disclosure

Certain statements that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the Act). In addition, certain statements in future filings by First Financial with the Securities and Exchange Commission, in press releases, investor presentations, and in oral and written statements made by or with the approval of First Financial which are not statements of historical fact constitute forward-looking statements within the meaning of the Act.

Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors, and statements of future economic performances and statements of assumptions underlying such statements. Words such as "believes," "anticipates," "intends," and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, management's ability to effectively execute its business plan; the risk that the strength of the United States economy in general and the strength of the local economies in which First Financial conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on First Financial's loan portfolio and allowance for loan and lease losses; the ability of financial institutions to access sources of liquidity at a reasonable cost; the effects of and changes in policies and laws of regulatory agencies; inflation, interest rates, market and monetary fluctuations; technological changes; mergers and acquisitions; the ability to increase market share and control expenses; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the Securities and Exchange Commission; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and the success of First Financial at managing the risks involved in the foregoing.

Such forward-looking statements speak only as of the date on which such statements are made, and First Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made to reflect the occurrence of unanticipated events.

first financial bancorp

Investment Highlights

Corporate Overview (12/31/08)
Total Assets: $3.7 billion
Total Loans: $2.7 billion
Total Deposits: $2.8 billion
81 retail branch locations serving 9 regional markets in 53 communities in 3 states
1,061 FTEs

Trading Statistics
Nasdaq: FFBC
Shares Outstanding: 37.5 million
Market Capitalization (12/31/08): $464 million
2008 Average Daily Trading Volume : 173,000 shares

- Profitably managed the company throughout 2008
  - Grew average commercial loans 15%
  - Controlled expenses
  - Maintained strong capital and liquidity levels
    - Total regulatory capital exceeded the minimum required by $161.9 million
  - 2008 total return to shareholders: 14.65%
- Credit quality trends remained strong relative to the industry and peers
  - Nonperforming loans / total loans: 0.68%
  - Allowance for loan and lease losses / nonaccrual loans: 199.51%
- Making decisions to support continued client growth in a difficult economy, preserve capital and strengthen the balance sheet
- Well-positioned to successfully weather the economic challenges that lie ahead
  - Managing the company with a long-term view
    - Maintaining a strong emphasis on credit and risk management while cautiously pursuing select growth opportunities

FIRST

first financial bancorp

Investor Presentation

first financial bancorp

Our History

FIRST
first financial bancorp

History

- First Financial Bank was founded in 1863
- 16 bank/thrift acquisitions from 1989 through 1999 resulted in multiple bank charters and brand identities
- Established Strategic (Rebuilding & Reorganization) Plan in March 2005
  - ✓ Consolidated and streamlined company to establish one charter and one brand identity
  - ✓ Restructured credit process
  - ✓ Restructured balance sheet
  - ✓ Exited non-strategic, high risk and unprofitable businesses and product lines
  - ✓ Renewed focus on expenses and efficiency
  - ✓ Upgraded infrastructure (physical, processes, technology)
  - ✓ Expanded market presence and recruited sales teams in regional metropolitan areas
  - ✓ Renewed focus on clients and sales growth

first financial bancorp

Reorganization Plan - Timeline



03/14/2005
Strategic Plan Announced
09/23/2005
Fidelity Sale
11/10/2005
Mortgage Sale
11/26/2005
Dayton Market
02/16/2006
Balance Sheet Restructuring
05/09/2006
Branch Plan Announced
08/15/2006
Branch Sale/ Closures
08/31/2006
Problem Loan Sale
12/31/2006
Problem Loan Sale
06/01/2007
Mortgage Servicing to PHH Mortgage
11/28/2007
Increased Dividend
December 2007
Completed Rebuilding & Reorganization portion of Strategic Plan
August 2008
Established Indianapolis Commercial Team
December 2008
Received $80 million CPP Investment
January 2005
December 2008
Cincinnati Market Expansion
07/20/2005
Charter Consolidation
08/13/2005
Indirect Loan Sale
09/11/2005
Capital Plan
11/14/2005
Dutch Auction
12/14/2005
Performance Improvement Plan Announced
04/25/2006
Branding
06/30/2006 - 09/30/2006
Data Processing Conversion
10/26/2006
Merchant Portfolio Sale
10/05/2007
Moved to new Cincinnati Headquarters
December 2007
New Banking Centers
Crown Point IN
Kettering OH
December 2008

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Our Business

Business Strategy

- Client "Intimate" Strategy
  - Strategic Focus: build long-term relationships with clients by identifying and meeting their financial needs
- Target clients
  - Individuals and small / mid-size private businesses located within the regional markets we serve
- Ohio, Indiana, Kentucky
  - Serving 9 regional markets / 53 communities
  - Each market is managed by experienced, local bankers
  - Markets are supported by centralized experts
- Organic growth focus supplemented by strategic acquisitions

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first financial bancorp

Markets

- Northwest Indiana
- North Central Indiana
- Indianapolis - Indiana
- South Central Indiana



- Northern Ohio
- Dayton / Middletown - Ohio
- Butler / Warren County - Ohio
- Cincinnati - Ohio
- Northern Kentucky

Growth Plan

- Primary focus and value creation is through organic growth in our key regional markets
  - 2008 expansion included the addition of a commercial lending team in Indianapolis (IN), a new business office and banking center in Kettering (OH), and a new banking center in Crown Point (IN)
  - 2009 plans include opening additional banking centers, including further expansion within the Cincinnati metropolitan market, Northern Kentucky, Northern Ohio, Southern Indiana
- Acquisitions can advance market position and accelerate the timing of market share compared with an organic growth only strategy
  - Pricing must be disciplined and favorable compared with the longer-term organic growth only strategy
  - Ohio, Indiana and Kentucky where there is a strategic and geographic fit
  - Size and growth potential to help achieve corporate financial targets

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first financial bancorp

Corporate Goals

- Top-quartile performance for all stakeholders
- Sustained and consistent excellence
- Commitment to growth
- Effective management of all risks

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first financial bancorp

Our Operating Model

Business Units

- Retail Banking
- Commercial Banking
- Wealth Management

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first financial bancorp

Retail Banking

- Strategic Focus
  - Retail consumer clients
  - Deposits
  - Select consumer lending activities


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first financial bank
SHEDDING LIGHT IN UNCERTAIN TIMES.


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- 81 retail branch locations
- Serving 9 regional markets in 53 communities in 3 states
- Managed locally by experienced local bankers
- Supported centrally

first financial bancorp

Demographic Profile

Demographic Profile (First Financial Bancorp.)

Data as of June 30, 2008

State	Market	Number of FFBC Branches	Total Deposits in Market ($000)	FFBC Deposits in Market ($000)	Deposit Market Share (%)	Total Population 2008 (Actual)	Population Change 2000 - 2008 (%)	Projected Population Change 2008 - 2013 (%)	Median HH Income 2008 ($)	HH Income Change 2000 - 2008 (%)	Projected HH Income Change 2008 - 2013 (%)
OH	Butler Warren	19	$ 4,180,986	$ 828,641	19.8%	$ 425,103	18.3%	10.3%	$ 67,871	30.4%	16.2%
OH	Cincinnati	3	42,824,615	55,672	0.1%	812,599	-3.8%	-2.4%	52,951	28.1%	18.5%
OH	Dayton Middletown	10	9,134,296	351,086	3.8%	741,972	2.2%	1.0%	54,739	27.0%	17.6%
KY	Kentucky	3	1,887,691	106,277	5.6%	118,023	35.9%	19.9%	73,808	36.5%	19.3%
IN	North Central Indiana	14	3,997,721	294,351	7.4%	334,828	4.2%	2.6%	49,294	26.6%	17.0%
OH	Northern Ohio	16	5,219,065	517,777	9.9%	345,441	-0.4%	0.0%	49,955	23.6%	16.7%
IN	Northwest Indiana	8	7,329,142	486,655	6.6%	503,430	3.8%	2.6%	55,443	31.0%	16.0%
IN	South Central Indiana	8	3,691,281	144,975	3.9%	170,705	3.5%	2.2%	52,511	24.6%	14.5%
IN	Indianapolis*	0	24,769,456	-	-	1,608,371	15.2%	8.6%	64,335	31.0%	16.2%
Totals		**81**	**$ 103,034,252**	**$ 2,785,434**	**2.7%**	**$ 5,060,472**					
Weighted Average							7.7%	4.3%	$ 58,358	29.0%	11.7%

* First Financial entered the Indianapolis market in August 2008

Source: SNL Financial

first financial bancorp

Commercial Banking

- Strategic Focus
  - Small / mid-size private businesses located within our regional markets
  - Commercial & Industrial
  - Commercial Real Estate
  - Deposits / Cash Management
- Sales Force
  - 9 Market Presidents
  - 46 Commercial Lenders
  - 10 Treasury Management Representatives

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first financial bancorp

Wealth Management

- First Financial Wealth Resource Group
  - Trust
  - Brokerage
  - Investment Advisor
- Strategic Focus
  - Maintain existing client base
  - Increase share of wallet of existing client base
  - Integration with retail and commercial banking clients

FIRST

first financial bancorp

Financial Information

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first financial bancorp

Performance Summary

	2006	2007	2008
Return on Average Assets	0.62%	1.08%	0.67%
Return on Average Shareholders' Equity	7.13%	12.73%	8.21%
Net Interest Margin	4.01%	3.94%	3.71%
Efficiency Ratio	79.00%	66.31%	68.58%
Leverage Ratio	8.76%	8.33%	10.00%
Total Capital Ratio	12.81%	11.38%	13.62%
EOP Tangible Shareholders' Equity / EOP Tangible Assets	7.69%	7.41%	8.70%
EOP Tangible Common Shareholders' Equity / EOP Tangible Assets	7.69%	7.41%	6.52%

Earning Assets


Yield 6.59%
Yield 6.86%
Yield 5.85%
14%
24%
17%
45%
12%
20%
15%
53%
15%
16%
13%
57%
Average FY-2006
Average FY-2007
Average FY-2008
Commercial Loans & Leases
Consumer Loans
Residential Mortgages
Investments

Yield presented is not tax-equivalent

Loan Portfolio Strategy

Growth Since 2005*


Indirect Installments
(86%)
Residential Mortgages
(50%)
Commercial Lending
44%
(400,000) (300,000) (200,000) (100,000) 100,000 200,000 300,000 400,000 500,000 600,000
($000s)

- Gross loan CAGR* = 0.53% due to planned runoff in indirect loans and residential mortgages.

* December 31, 2005 through December 31, 2008

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Loan Portfolio Composition (EOP)


45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Yld = 8.0%
Yld = 7.9%
Yld = 5.7%
Yld = 6.7%
Yld = 7.1%
Yld = 6.1%
Yld = 5.5%
Yld = 5.6%
Yld = 5.6%
Yld = 6.5%
Yld = 7.9%
Yld = 7.8%
Yld = 8.0%
Yld = 8.2%
Yld = 5.7%
Commercial
Commercial RE
Residential RE
Installment
Home Equity
2006
2007
2008

Liability Mix

first financial bancorp



Yield 2.99%
Yield 3.37%
Yield 2.47%
7%
40%
40%
13%
6%
41%
40%
13%
10%
38%
39%
13%
Average FY-2006
Average FY-2007
Average FY-2008
Noninterest-Bearing Deposits*
Interest-Bearing Deposits
Time Deposits
Borrowed Funds

* Not included in yield calculation

first financial bancorp

Deposit Portfolio Composition (EOP)


50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Yld = 0%
Yld = 1.8%
Yld = 2.0%
Yld = 0.8%
Yld = 3.9%
Yld = 4.5%
Yld = 4.0%
Noninterest Bearing
Interest Bearing
Time
2006
2007
2008

Noninterest Income

FY-2008
Total Noninterest Income = $51.7 million


29%
33%
2%
10%
17%
3%
6%
Trust & I/A Fees
Service Charges on Deposits
Gain on Mortgage Loan Sales
Bankcard Income
Other Misc. Income
Gains on Sales of Investment Securities
FHLMC Loss


Service Charges on Deposits
($ in millions)
$5.4
$5.2
$5.0
$4.8
$4.6
$4.4
$4.2
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08


Trust & I/A Fees
($ in millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08

Efficiency Ratio


80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
Long-Term Target = 55% to 60%
FY-2004
FY-2005
FY-2006
FY-2007
FY-2008

Staffing Level

Full-Time Equivalent Personnel


1,400
1,200
1,000
800
600
400
200
0
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08

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first financial bancorp

Capital

- Excess consolidated capital of $161.9 million over regulatory minimum required level
- Based on “well-capitalized” requirements, can support bank-level asset growth up to $680 million

Ratio	4Q-08	Target	Regulatory "well-capitalized" minimum
EOP Tangible Equity / EOP Tangible Assets	8.70%	6.75% - 7.25%	N/A
EOP Tangible Common Equity / EOP Tangible Common Assets	6.52%	N/A	N/A
Leverage Ratio	10.00%	8.00% - 8.50%	5%
Total Risk-Based Capital Ratio	13.62%	11.50% - 12.00%	10%

- Completed the sale of $80 million shares perpetual preferred securities to the U.S. Treasury’s under its Troubled Asset Relief (TARP) Capital Purchase Program (CPP)
  - Represented approximately 3% of risk-weighted assets at December 31, 2008
- Dividend reduction
  - Consistent with other capital management strategies
  - Will further boost already strong capital levels and position the company to weather the economic challenges while still taking advantage of select growth opportunities

Investment Portfolio
December 31, 2008

- On-going review of various strategies to increase the size of the investment portfolio and its absolute level of earnings, while balancing capital and liquidity targets
  - Since the end of the first quarter of 2008, the portfolio has grown approximately $307.8 million on a net basis
  - Approximately $194.2 million of securities were added during the fourth quarter of 2008
  - Portfolio selection criteria avoids securities backed by sub-prime assets and those with material geographical considerations

($ in thousands, exlcuding book price and market value)

	% of Total		Book Value	Book Yield	Book Price	12/31/2008 Market Value		Base Gain/ (Loss)
Agencys	6.7%	$	46,681	5.33	99.74	103.58	$	1,731
CMOs (Agency)	19.4%		134,353	4.96	100.42	101.85		1,882
CMOs (Private)	0.0%		104	3.36	100.00	99.83		-
MBSs (Agency)	63.3%		438,249	5.10	100.66	102.37		7,292
Subtotal	89.4%	$	619,387	5.09	100.54	102.34	$	10,905
Municipal	6.0%	$	41,638	7.19	99.32	100.14	$	344
Other *	4.6%		31,673	5.01	100.86	100.32		(169)
Subtotal	10.6%	$	73,311	6.25	99.98	100.22	$	175
Total Investment Portfolio	**100.0%**	**$**	**692,698**	**5.21**	**100.48**	**102.12**	**$**	**11,080**

Net Unrealized Gain/(Loss)	$	11,080
Aggregate Gains	$	11,250
Aggregate Losses	$	(170)
Net Unrealized Gain/(Loss) % of Book Value		1.60%

* Other includes $28.0 million of regulatory stock

Investment Portfolio

December 31, 2008

Sector Allocation


MBSs (Agency)
63.3%
CMOs (Private)
0.0%
CMOs (Agency)
19.4%
Agencys
6.7%
Other *
4.6%
Municipal
6.0%
Agency
Preferred
0.0%

Credit Quality


Investment Grade
95.4%
Not Rated
3.0%
Non-Investment
Grade
0.3%
Other Investment
Grade
1.3%

* Other includes regulatory stock

Investment Grade = A-rated securities
Other Investment Grade = B-rated securities

CPP Investment Portfolio

December 31, 2008

- Participating in the U.S. Treasury's Troubled Asset Relief Program (TARP) Capital Purchase Program (CPP)
  - Sold $80 million perpetual preferred securities on December 23, 2008
- "CPP Investment Portfolio"
  - Short and long-term plans for the utilization of CPP proceeds
  - Ratio of investments to capital, or leverage is 1.5 times the proceeds received
  - Internal maximum not to exceed 5 times
  - Earnings from the CPP Investment Portfolio are expected to have a positive effect on net interest income and should exceed quarterly dividends payable to U.S. Treasury on its investment in the preferred shares
  - Evaluating ways to increase lending volume consistent with the intent of the CPP
    - Cash flows from the CPP Investment Portfolio should provide sufficient liquidity and capital support for redeployment into loans
  - CPP Investment Portfolio totaled approximately $122.5 million at December 31, 2008

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CPP Investment Portfolio

December 31, 2008

($ in thousands, exlcuding book price and market value)

	% of Total	Book Value	Book Yield	Book Price	12/31/2008 Market Value	Base Gain/ (Loss)
Agencys	0.0%	$ -	-	-	-	$ -
CMOs (Agency)	62.0%	75,938	5.02	100.91	102.01	820
CMOs (Private)	0.0%	-	-	-	-	-
MBSs (Agency)	38.0%	46,521	5.54	101.15	101.39	112
Agency Preferred	0.0%	-	-	-	-	-
Subtotal	100.0%	$ 122,458	5.22	101.00	101.78	$ 932
Total CPP Investment Portfolio	**100.0%**	**$ 122,458**	**5.22**	**101.00**	**101.78**	**$ 932**

Net Unrealized Gain/(Loss)	$ 932
Aggregate Gains	$ 1,148
Aggregate Losses	$ (216)
Net Unrealized Gain/(Loss) % of Book Value	0.76%


CMOs
(Agency)
62%
MBSs
(Agency)
38%

Credit

Current Credit Management System
Market-Based

Centralized

Market Level


First Financial Bancorp
First Financial Bank
Chief Credit Officer
Executive Vice President Markets
Regional Credit Officers (2)
Central Documentation/ Filing
Market Presidents
Commercial Real Estate Specialist
Special Assets Collections
Commercial Lenders
Government Lending Specialist
Sr. Portfolio Credit Analyst
Credit Analysts
Small Business Banking
Administrative Assistants

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first financial bancorp

Credit Quality

- Credit quality trends remained relatively stable and within expected range throughout most of 2008
  - Reflects discipline of originating loans within existing footprint, strong underwriting policies, and proactive management of resolution strategies for problem credits
- Rapidly weakening economic conditions impacted fourth quarter and full-year 2008 credit quality
  - Increased loan loss reserve and reported a higher level of net charge-offs

Credit Quality Trends

	Quarter				Year				
	4Q-08	3Q-08	2Q-08	1Q-08	2008	2007	2006*	2005	2004
Net Charge-Off Ratio	0.73%	0.36%	0.40%	0.40%	0.47%	0.24%	0.48%	0.30%	0.26%
Nonperforming Loans / Loans	0.68%	0.53%	0.57%	0.58%	0.68%	0.56%	0.44%	1.08%	0.70%
Reserve Ratio	1.34%	1.14%	1.11%	1.14%	1.34%	1.12%	1.10%	1.62%	1.61%
Reserves / Nonperforming Loans	197.3%	216.2%	192.5%	194.8%	197.3%	197.9%	252.8%	149.8%	230.2%

* Net of loan sale

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first financial bancorp

Credit Quality



NPL/Loans %
Charge-off %
ALLL/NPL %
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
204%
166%
150%
135%
235%
165%
253%
241%
187%
212%
198%
195%
193%
216%
197%
Target Net Charge-off Level of 0.30% to 0.40%
2Q05
3Q05
4Q05
1Q06
2Q06 Adj
3Q06
4Q06 Adj
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08

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Credit Quality



Net Charge-offs to Average Loans & Leases
Comparison with Peers Based on Size
0.10%
0.22%
0.15%
0.23%
0.19%
0.23%
0.28%
0.26%
0.28%
0.40%
0.33%
0.40%
0.47%
0.36%
0.73%
1Q07
2Q07
3Q07
4Q07
1Q-08
2Q-08
3Q-08
4Q-08
Peer Group I
FFBC

Peer Group I is comprised of 98 bank holding companies located throughout the United States with total asset size ranging from $3 - $10 billion
Source: SNL Financial (4Q-08 information for Peer Group I is not yet available)

Credit Quality

Net Charge-offs to Average Loans & Leases

Comparison with Peers Based on Geography



0.22% 0.22%
0.24% 0.23%
0.38%
0.23%
0.36%
0.26%
0.37%
0.40%
0.46%
0.40%
0.63%
0.36%
0.67%
0.73%
1Q07
2Q07
3Q07
4Q07
1Q-08
2Q-08
3Q-08
4Q-08
Peer Group II
FFBC

Peer Group II is comprised of 30 bank holding companies (page 50 lists the companies and their locations)
As of February 6, 2009 not all companies comprised of Peer Group II have reported 4Q/FY-08 earnings
Source: SNL Financial

Credit Quality

Allowance for Loan & Lease Losses to Nonperforming Loans
Comparison with Peers Based on Size


260%
241%
222%
187%
209%
212%
162%
198%
152%
195%
101%
193%
90%
216%
197%
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
Peer Group I
FFBC

Peer Group I is comprised of 98 bank holding companies located throughout the United States with total asset size ranging from $3 - $10 billion
Source: SNL Financial (4Q-08 information for Peer Group I is not yet available)

Credit Quality


Allowance for Loan & Lease Losses
to Nonperforming Loans
Comparison with Peers Based on Geography
141%
241%
151%
187%
155%
212%
136%
198%
100%
195%
80%
193%
79%
216%
96%
197%
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
Peer Group II
FFBC

Peer Group II is comprised of 30 bank holding companies (page 50 lists the companies and their locations)
As of February 6, 2009 not all companies comprised of Peer Group II have reported 4Q/FY-08 earnings
Source: SNL Financial

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first financial bancorp

Credit Quality

Allowance for Loan & Lease Losses to Period-end Loans

Comparison with Peers Based on Size



1.22%
1.10%
1.20%
1.10%
1.23%
1.12%
1.21%
1.12%
1.29%
1.14%
1.33%
1.11%
1.41%
1.14%
1.34%
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
Peer Group I
FFBC

Peer Group I is comprised of 98 bank holding companies located throughout the United States with total asset size ranging from $3 - $10 billion
Source: SNL Financial (4Q-08 information for Peer Group I is not yet available)

first financial bancorp

Credit Quality

Allowance for Loan & Lease Losses to Period-end Loans

Comparison with Peers Based on Geography



1.10% 1.10%
1.10% 1.10%
1.09% 1.12%
1.10% 1.12%
1.13% 1.14%
1.24% 1.11%
1.30% 1.14%
1.54% 1.34%
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
Peer Group II
FFBC

Peer Group II is comprised of 30 bank holding companies (page 50 lists the companies and their locations)
As of February 6, 2009 not all companies comprised of Peer Group II have reported 4Q/FY-08 earnings
Source: SNL Financial

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first financial bancorp

Investment Highlights

- Profitably managed the company throughout 2008
  - Grew average commercial loans 15%
  - Controlled expenses
  - Maintained strong capital and liquidity levels
    - Total regulatory capital exceeded the minimum required by $161.9 million
  - 2008 total return to shareholders: 14.65%
- Credit quality trends remained strong relative to the industry and peers
  - Nonperforming loans / total loans: 0.68%
  - Allowance for loan and lease losses / nonaccrual loans: 199.51%
- Making decisions to support continued client growth in a difficult economy, preserve capital and strengthen the balance sheet
- Well-positioned to successfully weather the economic challenges that lie ahead
  - Managing the company with a long-term view
    - Maintaining a strong emphasis on credit and risk management while cautiously pursuing select growth opportunities

Corporate Overview (12/31/08)
Total Assets: $3.7 billion
Total Loans: $2.7 billion
Total Deposits: $2.8 billion
81 retail branch locations serving 9 regional markets in 53 communities in 3 states
1,061 FTEs

Trading Statistics
Nasdaq: FFBC
Shares Outstanding: 37.5 million
Market Capitalization (12/31/08): $464 million
2008 Average Daily Trading Volume : 173,000 shares

first financial bancorp

Leadership

Leadership

Claude E. Davis
President & Chief Executive Officer

Claude E. Davis joined the company as President, Chief Executive Officer, and a member of the Board of Directors in October 2004. Mr. Davis also serves as Chairman of the Board of Directors of First Financial Bank. Prior to joining the company, he was Senior Vice President at Irwin Financial Corporation and Chairman of Irwin Union Bank and Trust (the company's lead bank), positions he held since May 2003. Earlier in his career, he served as President of Irwin Union Bank and Trust for seven years. Mr. Davis began his career as a CPA with the public accounting firm Coopers & Lybrand.

C. Douglas Lefferson
Executive Vice President & Chief Operating Officer

C. Douglas Lefferson was appointed Executive Vice President and Chief Operating Officer in April 2005. Prior to his current appointment, Mr. Lefferson served as Executive Vice President and Chief Financial Officer, a position he was appointed to in December 2004, after having served as Senior Vice President and Chief Financial Officer since January 2002. Mr. Lefferson has spent his entire career in various positions within First Financial Bancorp and First Financial Bank.

J. Franklin Hall
Executive Vice President & Chief Financial Officer

J. Franklin Hall was appointed Executive Vice President and Chief Financial Officer in April 2005. Prior to his current appointment, Mr. Hall served as First Vice President, Controller, and Director of Finance. He joined First Financial in June 1999. Prior to joining the company, he was with Firstar Bank, N.A. (now known as US Bancorp) in Cincinnati, Ohio. Mr. Hall is a CPA and also worked in the audit division of Ernst & Young, LLP.

Leadership

Gregory A. Gehlmann
Senior Vice President, General Counsel
Gregory A. Gehlmann joined the company in June 2005 as Senior Vice President and General Counsel. Mr. Gehlmann also served as Chief Risk Officer for the company from July 2006 to July 2008. Prior to joining the company, he practiced law for 16 years in Washington, D.C. Mr. Gehlmann served as partner/counsel at Manatt, Phelps & Phillips, LLP, Washington, D.C., where he was counsel to public and private companies, as well as investors, underwriters, directors, officers, and principals regarding corporate securities, banking, and general business and transactional matters.

Samuel J. Munafo
Executive Vice President, Banking Markets
Samuel J. Munafo has spent his entire career in various positions within First Financial Bancorp and First Financial Bank and currently serves as Executive Vice President overseeing the company's banking markets. Prior to his current appointment, Mr. Munafo served as president and chief executive officer for several First Financial affiliates, including Community First Bank & Trust (2001 - 2005), Indiana Lawrence Bank (1998 – 2001), and Clyde Savings Bank (1994 – 1998). He began his career with the company as a management trainee and later served as a branch manager before being promoted to assistant vice president with responsibility for operations. Mr. Munafo also served the company in the commercial lending area for several years.

Richard Barbercheck
Senior Vice President & Chief Credit Officer
Richard Barbercheck joined the company in 2005 as Senior Vice President and Chief Credit Officer. Mr. Barbercheck oversees risk management which includes commercial and consumer credit, regulatory and compliance, operational and market risk. Prior to joining the company, he was with Irwin Financial Corporation in Columbus, Indiana, where he managed the credit risk evaluation group. Earlier in his career his served as President of a small bank in Indiana from 1993 until 1998. Mr. Barbercheck has a total of 24 years of banking experience, including commercial lending and credit administration.

Leadership

John Sabath
Senior Vice President & Chief Risk Officer
John Sabath joined the company in 2005 as Regulatory Risk Manager and was later promoted to Senior Risk Officer and First Vice President. In August 2008, Mr. Sabbath was appointed Senior Vice President and Chief Risk Officer with responsibility for management of the company's risk management function which includes commercial and retail credit, compliance, operational, market, strategic and reputation risk. Prior to joining the company, he was with Fifth Third Bank in the enterprise risk group. Earlier in his career, Mr. Sabbath held positions at the Federal Reserve Bank of Cleveland, National City Bank and Star Bank (now known as US Bancorp).

Michael Cassani
Senior Vice President & Chief Administrative Officer
Michael Cassani joined the company in August 2007 as Senior Vice President and Chief Administrative Officer, overseeing the company's Wealth Resource Group. Prior to joining the company, Mr. Cassani served as President of Fund Project Services, Inc., a financial project management and consulting firm that he co-founded in 1998. Prior to that, he served as Mutual Funds Product Manager at Fifth Third Bank, and as Institutional Investment Officer at Roulston and Company. Earlier in his career, Mr. Cassani served as an Investment Representative for two separate companies located within the Chicago area.

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first financial bancorp

About First Financial Bancorp

First Financial Bancorp is a Cincinnati, Ohio based bank holding company with $3.7 billion in assets. Its banking subsidiary, First Financial Bank, N.A., founded in 1863, provides retail and commercial banking products and services, and investment and insurance products through its 81 retail banking locations in Ohio, Kentucky and Indiana. The bank's wealth management division, First Financial Wealth Resource Group, provides investment management, traditional trust, brokerage, private banking, and insurance services, and has approximately $1.7 billion in assets under management. Additional information about the company, including its products, services, and banking locations, is available at www.bankatfirst.com.

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first financial bancorp

Peer Group II

Company Name	Ticker	City	State
First Financial Bancorp.	FFBC	Cincinnati	OH
Amcore Financial, Inc.	AMFI	Rockford	IL
Community Bank Shares of Indiana, Inc.	CBIN	New Albany	IN
First Citizens Banc Corp.	FCZA	Sandusky	OH
Fifth Third Bancorp	FITB	Cincinnati	OH
FirstMerit Corporation	FMER	Akron	OH
First Merchants Corporation	FRME	Muncie	IN
German American Bancorp, Inc.	GABC	Jasper	IN
Huntington Bancshares Incorporated	HBAN	Columbus	OH
Horizon Bancorp (IN)	HBNC	Michigan City	IN
Home Federal Bancorp, Inc.	HOME	Nampa	ID
Integra Bank Corporation	IBNK	Evansville	IN
Irwin Financial Corporation	IFC	Columbus	IN
KeyCorp	KEY	Cleveland	OH
Lakeland Financial Corporation	LKFN	Warsaw	IN
LNB Bancorp, Inc.	LNBB	Lorain	OH
Monroe Bancorp	MROE	Bloomington	IN
MainSource Financial Group, Inc.	MSFG	Greensburg	IN
NB&T FINANCIAL GROUP INC	NBTF	Wilmington	OH
Ohio Legacy Corporation	OLCB	Wooster	OH
Old National Bancorp	ONB	Evansville	IN
Ohio Valley Banc Corp.	OVBC	Gallipolis	OH
Peoples Bancorp Inc.	PEBO	Marietta	OH
Park National Corporation	PRK	Newark	OH
Rurban Financial Corp	RBNF	Defiance	OH
1st Source Corporation	SRCE	South Bend	IN
First Financial Corporation Indiana	THFF	Terre Haute	IN
Tower Financial Corporation	TOFC	Fort Wayne	IN
United Bancorp, Inc.	UBCP	Martins Ferry	OH
United Bancshares, Inc.	UBOH	Columbus Grove	OH